__________________________________________________________________________

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                 Form 8-K

                              CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  May 23, 1996

        DLJ MORTGAGE ACCEPTANCE CORP. (as depositor under the prospectus, dated April 28, 1992, and the prospectus supplement, dated May 27, 1992 (the "Depositor"), providing for the issuance of Multi-Family Mortgage Pass-Through Certificates, Series 1992-MF3)

                     DLJ Mortgage Acceptance Corp.
         (Exact name of registrant as specified in its charter)

   Delaware                       33-47129           13-3460894
 (State or Other Jurisdiction   (Commission       (I.R.S. Employer
 of Incorporation)              File Number)      Identification No.)

   277 Park Avenue, 9th Floor                           10172
   New York, New York                                (Zip Code)
               (Address of Principal Executive Offices)

     Registrant's telephone number, including area code (212) 892-4964

   __________________________________________________________________________

Item 5.   Other Events

Southern Management Corporation has retained DLJ Mortgage Capital, Inc. to explore the possibility of refinancing the Mortgage Loan comprising the principal asset of the Trust Fund in which the Multi-Family Mortgage Pass-Through Certificates, Series 1992-MF3, evidence the entire benefi-cial interest. The Mortgage Loan is secured by a first mortgage and deed of trust blanket lien on 28 multifamily apartment complexes owned by affiliates of Southern Management Corporation. The Mortgage Loan is subject to prepayment, without premium, by the mortgagors thereunder on and after May 27, 1997.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         DLJ MORTGAGE ACCEPTANCE CORP.

                         By: /s/ N. Dante LaRocca
                            _________________________
                             N. Dante LaRocca
Dated:  May 23, 1996